Rule 10f-3 Transactions*
November 1, 2014 through October 31, 2015
Reported Transactions

1.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Airgas 3.05% due 08/01/2020
Date of Purchase:  08/06/2015
Date Offering Commenced:  08/06/2015
Name of Broker/Dealer from Whom Purchased:  BofA Merrill
Lynch
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Goldman Sachs,HSBC,
BofA Merrill Lynch,US Bancorp,Wells Fargo,
Mitsubishi UFJ Secs,SMBC Nikko Secs,BB and T Cap,
Credit Agricole,Mizuho Secs,PNC Cap.Mkts,
Royal Bank of Scotland
Aggregate Principal Amount of Purchase:  $50,000
Aggregate Principal Amount of Offering:  $400,000,000
Purchase Price:  $99.808
Commission/ Spread/ Profit:  0.600%

2.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Celgene Corp.5% due 08/15/2045
Date of Purchase:  08/03/2015
Date Offering Commenced:  08/03/2015
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays,Citigroup,HSBC,
Credit Suisse,Deutsche Bank,Goldman Sachs,
JP Morgan,Merrill Lynch,Morgan Stanley,Mitsubushi UFJ,
PNC Cap.Mkts,Standard Chartered,US Bancorp
Aggregate Principal Amount of Purchase: $45,000
Aggregate Principal Amount of Offering: $2,000,000,000
Purchase Price:  $99.691
Commission/ Spread/ Profit:  0.875%

3.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Owens-Brockway 6.375% due 08/15/2025
Date of Purchase:  08/11/2015
Date Offering Commenced:  08/11/2015
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BofA Merill Lynch,BNP Paribus,
Credit Agricole,Deutsche Bank,Goldman Sachs,
JP Morgan,Scotia Cap,Barclays,HSBC,Rabobank
Aggregate Principal Amount of Purchase: $5,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

4.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Owens-Brockway 5.875% due 08/15/2023
Date of Purchase:  08/11/2015
Date Offering Commenced:  08/11/2015
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BofA Merill Lynch,BNP Paribus,
Credit Agricole,Deutsche Bank,Goldman Sachs,
JP Morgan,Scotia Cap,Barclays,HSBC,Rabobank
Aggregate Principal Amount of Purchase: $9,000
Aggregate Principal Amount of Offering: $700,000,000
Purchase Price:  $99.219
Commission/ Spread/ Profit:  N/A

5.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  HP Enterprise Co. 3.60% due 10/15/2020
Date of Purchase:  09/30/2015
Date Offering Commenced:  09/30/2015
Name of Broker/Dealer from Whom Purchased:  JP Morgan Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  JP Morgan Chase,Citigroup,
Deutsche Bk,Goldman Sachs,ANZ Secs,Barclays,Blaylock,
BNP Paribas,Credit Agricole,Credit Suisse,HSBC,
ING Finl,Keybanc,Loop Cap,MRF Secs,Mizuho Secs,
Morgan Stanley,RBC Capital,Samuel Ramirez,Santander,
SG Americas,Standard Chartered,US Bancorp,Wells Fargo,
Williams Capital
Aggregate Principal Amount of Purchase: $42,000
Aggregate Principal Amount of Offering: $3,000,000,000
Purchase Price:  $99.972
Commission/ Spread/ Profit:  N/A

6.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Targa Resources Partners 6.75% due 03/15/2024 Date of Purchase: 09/09/2015
Date Offering Commenced:  09/09/2015
Name of Broker/Dealer from Whom Purchased:  BOA Secs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays,Citigroup,Deutsche Bk,
BOA Secs,Wells Fargo,ABN AMRO,BB and T,BBVA Secs,Comerica Secs, HSBC,ING,Mizuho Secs,Morgan Stanley,PNC Cap,RBC Cap,Santander, US Bancorp
Aggregate Principal Amount of Purchase: $20,000
Aggregate Principal Amount of Offering: $600,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

7.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Iron Mountain Inc. 6% due 10/01/2020
Date of Purchase:  09/24/2015
Date Offering Commenced:  09/24/2015
Name of Broker/Dealer from Whom Purchased:  BOA Secs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BOA Secs,Barclays,Credit Agricole,
Goldman Sachs,HSBC,JP Morgan,PNC Bank,Wells Fargo,
Mitsubishi UFJ,Scotia Cap,Stifel Nicolaus,Suntrust,TD Secs
Aggregate Principal Amount of Purchase: $20,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

8.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Gilead Sciences Inc. 4.75% due 03/01/2046
Date of Purchase:  09/09/2015
Date Offering Commenced:  09/14/2015
Name of Broker/Dealer from Whom Purchased:  BOA Secs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  JP Morgan,BOA Secs,Barclays,
Evercore Group,Goldman Sachs,HSBC,Mitsubishi UFJ,Mizuho,
Morgan Stanley,RBC Cap,SMBC Nikko Secs,US Bancorp,
Wells Fargo,Williams Cap
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $2,250,000,000
Purchase Price:  $99.587
Commission/ Spread/ Profit:  0.875%

9.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Biogen Inc. 5.2% due 09/15/2045
Date of Purchase:  09/10/2015
Date Offering Commenced:  09/10/2015
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Credit Suisse,Goldman Sachs,
BOA Secs,Morgan Stanley,Deutsche Bk,JP Morgan,
Mitsubushi UFJ,HSBC,Mizuho Secs,US Bancorp
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $1,750,000,000
Purchase Price:  $99.294
Commission/ Spread/ Profit:  0.875%

10.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Microsoft Corp. 4.75% due 11/03/2055
Date of Purchase:  10/29/2015
Date Offering Commenced:  10/29/2015
Name of Broker/Dealer from Whom Purchased:  JPM Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays,Citiroup,Goldman Sachs,
HSBC,JP Morgan,BOA Secs,Wells Fargo,CastelOak Secs,
Loop Cap,MFR Secs,Mischler Finl,Samuel Ramirez and Co,
Williams Cap
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $99.627
Commission/ Spread/ Profit:  0.875%

11.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Microsoft Corp. 4.45% due 11/03/2045
Date of Purchase:  10/29/2015
Date Offering Commenced:  10/29/2015
Name of Broker/Dealer from Whom Purchased:  JPM Chase
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays,Citiroup,Goldman Sachs,
HSBC,JP Morgan,BOA Secs,Wells Fargo,CastleOak Secs,
Loop Cap,MFR Secs,Mischler Finl,Samuel Ramirez and Co,
Williams Cap
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $3,000,000,000
Purchase Price:  $99.655
Commission/ Spread/ Profit:  0.875%

12.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  L Brands Inc. 6.875% due 11/01/2035
Date of Purchase:  10/27/2015
Date Offering Commenced:  10/27/2015
Name of Broker/Dealer from Whom Purchased:  BOA Securities
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citiroup,JP Morgan,BOA Secs,
HSBC,Wells Fargo,Huntington Inv,Key Banc,Mitsubishi UFJ,
Mizuho,Scotia Cap,Stanard Chartered, TD Secs,US Bancorp
Aggregate Principal Amount of Purchase: $3,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

13.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Jarden Corp. 5.00% due 11/15/2023
Date of Purchase:  10/21/2015
Date Offering Commenced:  10/21/2015
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays,Credit Agricole,
Credit Suisse,UBS Secs,Wells Fargo,HSBC,
PNC Capital,RBC Capital,Suntrust
Aggregate Principal Amount of Purchase: $8,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

14.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Fidelity National Inform 3.625% due 10/15/2020
Date of Purchase:  10/13/2015
Date Offering Commenced:  10/13/2015
Name of Broker/Dealer from Whom Purchased:  Bankof America Secs.
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BofA Secs,Barclays,Citigroup,
Credit Agricole,HSBC,JP Morgan,Mitsubishi UFJ,US Bancorp,
Wells Fargo,BMO Capital,BNP Paribas,Keybanc Capital,
Lloyds Capital,NTR Metals,PNC Capital,RF Lafferty,
Sumitomo,Suntrust,TD Secs,UBS Secs
Aggregate Principal Amount of Purchase: $85,000
Aggregate Principal Amount of Offering: $1,750,000,000
Purchase Price:  $99.869
Commission/ Spread/ Profit:  0.600%

15.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security: Imperial Tobacco Finance 3.75% due 07/21/2022
Date of Purchase:  07/15/2015
Date Offering Commenced:  07/15/2015
Name of Broker/Dealer from Whom Purchased: Bank of America Merrill Lynch Name of Affiliated Dealer in Syndicate: HSBC
Members of the Syndicate:  Bank of America ML,BNP Paribas,
HSBC Securities,Mizuho Securities
Aggregate Principal Amount of Purchase: $200,000
Aggregate Principal Amount of Offering: $1,250,000,000
Purchase Price:  $98.385
Commission/ Spread/ Profit:  N/A

16.  The following 10f-3 transaction was effected for the
HSBC Global High Income Bond Fund
Issuer/Security:  Kohl's Corp.4.25% due 07/17/2025
Date of Purchase:  07/14/2015
Date Offering Commenced:  07/14/2015
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Goldman Sachs,US Bancorp,Wells Fargo,
JP Morgan,Merrill Lynch,Mitsubishi,Morgan Stanley,BMO Capital,
BNY Mellon,Capital One,Comerica,Fifth Thid,HSBC,PNC Capital,
TD Secs,Williams Capital
Aggregate Principal Amount of Purchase: $100,000
Aggregate Principal Amount of Offering: $650,000,000
Purchase Price:  $99.976
Commission/ Spread/ Profit:  0.650%

17.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Jarden Corp. 5.00% due 11/15/2023
Date of Purchase:  10/21/2015
Date Offering Commenced:  10/21/2015
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays,Credit Agricole,
Credit Suisse,UBS Secs,Wells Fargo,HSBC,
PNC Capital,RBC Capital,Suntrust
Aggregate Principal Amount of Purchase: $8,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A


18.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  L Brands Inc. 6.875% due 11/01/2035
Date of Purchase:  10/27/2015
Date Offering Commenced:  10/27/2015
Name of Broker/Dealer from Whom Purchased:  BOA Securities
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citigroup,JP Morgan,BOA Secs,
HSBC,Wells Fargo,Huntington Inv,KeyBanc,
Mitsubishi UFJ,Scotia Cap,Standard Chartered,TD Secs,US Bancorp
Aggregate Principal Amount of Purchase: $10,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

19.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  First Data Corp. 7% due 12/01/2023
Date of Purchase:  10/29/2015
Date Offering Commenced:  10/29/2015
Name of Broker/Dealer from Whom Purchased:  BOA Secs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BOA Secs,Barclays,BBVA Secs,
Citigroup,Credit Suisse,Deutsche Bank,HSBC,Key Cap,
KKR Cap,Mizuho Secs,PNC Secs,Suntrust,Wells Fargo
Aggregate Principal Amount of Purchase: $200,000
Aggregate Principal Amount of Offering: $3,400,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

20.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Owens-Brockway 5.875% due 08/15/2023
Date of Purchase:  08/11/2015
Date Offering Commenced:  08/11/2015
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BofA Merrill Lynch,BNP Paribas,
Credit Agricole,Deutsche Bank,Goldman Sachs,JP Morgan,
Scotia Cap,Barclays,HSBC,Rabobank
Aggregate Principal Amount of Purchase: $45,000
Aggregate Principal Amount of Offering: $700,000,000
Purchase Price:  $99.219
Commission/ Spread/ Profit:  N/A

21.  The following 10f-3 transaction was effected for the
HSBC Global High Yield Bond Fund
Issuer/Security:  Owens-Brockway 6.375% due 08/15/2025
Date of Purchase:  08/11/2015
Date Offering Commenced:  08/11/2015
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  BofA Merrill Lynch,BNP Paribas,
Credit Agricole,Deutsche Bank,Goldman Sachs,JP Morgan,
Scotia Cap,Barclays,HSBC,Rabobank
Aggregate Principal Amount of Purchase: $27,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price:  $100
Commission/ Spread/ Profit:  N/A

22.  The following 10f-3 transaction was effected for
HSBC Total Return Fund
Issuer/Security:  Petroleos Mexicanos 3.50% due 07/23/2020
Date of Purchase:  01/15/2015
Date Offering Commenced:  01/15/2015
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: BBVA Secs,Citigroup,HSBC,Morgan Stanley Aggregate Principal Amount of Purchase: $6,300,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $99.926
Commission/ Spread/ Profit:  N/A

23.  The following 10f-3 transaction was effected for the
HSBC Emerging Markets Debt Fund
Issuer/Security:  Petroleos Mexicanos 4.50% due 01/23/2026
Date of Purchase:  1/15/2015
Date Offering Commenced:  1/15/2015
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate: BBVA Secs,Citigroup,HSBC,Morgan Stanley Aggregate Principal Amount of Purchase: $250,000
Aggregate Principal Amount of Offering:  $1,500,000,000
Purchase Price:  $99.82
Commission/ Spread/ Profit:N/A




Rule 10f-3 Transactions*
November 1, 2014 through October 31, 2015 Reported
Transactions.